UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2021

RECRUITER.COM GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-40563	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices, including zip code)

(855) 931-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Common Stock Purchase Warrants	RCRT RCRTW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 2, 2021, Recruiter.com Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of substantially all of the assets of Novo Group, Inc. (“Novo Group”) except for certain assets specified in the transaction documents. This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment no later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission.

Item 9.01. Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Novo Group as of and for the years ended December 31, 2020 and December 31, 2019, as well as the accompanying notes and independent auditors’ report are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited financial statements of Novo Group as of and for the six months ended June 30, 2021 and June 30, 2020 as well as the accompanying notes are being filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company and Novo Group is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2021;

Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2021;

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020; and

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Audited financial statements of Novo Group as of and for the year ended December 31, 2020, and December 31, 2019, together with the related notes to the financial statements.
99.2	Unaudited financial statements of Novo Group as of and for the six months ended June 30, 2021 and June 30, 2020 together with the related notes to the financial statements.
99.3

Unaudited pro forma condensed combined financial information for the year ended December 31, 2020 and as of and for the six months ended June 30, 2021, reflecting the combined historical financial information of the Company and Novo Group.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECRUITER.COM GROUP, INC.

Dated: November 12, 2021	By:	/s/ Evan Sohn
Evan Sohn
Chief Executive Officer

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